Consolidated Statements of Changes in Stockholders' Equity (Parenthetical) $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($) $ / shares shares	Dec. 31, 2017 USD ($) $ / shares shares	Dec. 31, 2016 USD ($) $ / shares shares
Cash dividends declared, per shares (in dollars per share) | $ / shares	$ 0.90	$ 0.65	$ 0.56
Shares of stock pursuant to dividend reinvestment plan (in shares)	161,514	125,960	98,318
Shares of stock pursuant to exercise of stock options	11,585	5,078	5,120
Net change in fair value of available-for-sale securities, tax | $	$ 1,228	$ 338	$ (2,006)
Shares of stock pursuant to stock split (in shares)			2,564,091
Stock split, conversion ratio			1.3333